Unsecured Debt	12 Months Ended
Nov. 30, 2015
Debt Disclosure [Abstract]
Unsecured Debt
Unsecured Debt
Long-term debt and short-term borrowings consisted of the following (in millions):

	November 30, 2015		November 30,
	Interest Rates	Maturities Through	2015 (a)	2014 (a)
Long-Term Debt
Export Credit Facilities
Fixed rate (b)	4.2% to 5.5%	2020	$1,032	$1,358
Euro fixed rate (b)	3.8% to 4.5%	2025	261	340
Floating rate (c)	1.5%	2026	688	1,031
Euro floating rate (b) (d)	0.1% to 0.9%	2027	1,864	1,909
Bank Loans
Euro fixed rate (b)	3.9%	2021	160	221
Floating rate (b)	0.8% to 1.3%	2019	800	800
Euro floating rate (b) (e)	0.7%	2018	212	249
Private Placement Notes
Fixed rate	6.0%	2016	42	116
Euro fixed rate (b)	7.0% to 7.3%	2018	130	153
Publicly-Traded Notes
Fixed rate	1.2% to 7.2%	2028	2,219	2,219
Euro fixed rate (f)	1.1% to 1.9%	2022	1,324	—
Other	5.5% to 7.3%	2030	25	26
Short-Term Borrowings
Floating rate commercial paper (g)	—%	2016	—	653
Euro floating rate bank loans (g)	1.2%	2016	30	13
Total Debt			8,787	9,088
Less short-term borrowings			(30)	(666)
Less current portion of long-term debt			(1,344)	(1,059)
Total Long-term Debt			$7,413	$7,363

(a)
The debt table does not include the impact of our foreign currency and interest rate swaps. At November 30, 2015, 50% and 50% (67% and 33% at November 30, 2014) of our debt was U.S. dollar and euro-denominated, respectively, including the effect of foreign currency swaps. At November 30, 2015, 60% and 40% (52% and 48% at November 30, 2014) of our debt bore fixed and floating interest rates, respectively, including the effect of interest rate swaps. Substantially all of our fixed rate debt can only be called or prepaid by incurring additional costs. In addition, substantially all of our debt agreements, including our main revolving credit facility, contain one or more financial covenants that require us, among other things, to maintain minimum debt service coverage and minimum shareholders’ equity and to limit our debt to capital and debt to equity ratios and the amounts of our secured assets and secured and other indebtedness. Generally, if an event of default under any debt agreement occurs, then pursuant to cross default acceleration clauses, substantially all of our outstanding debt and derivative contract payables (see Note 11) could become due, and all debt and derivative contracts could be terminated. At November 30, 2015, we were in compliance with all of our debt covenants.

(b)
Includes $2.0 billion of debt whose interest rates, and in the case of our main revolver its commitment fees, would increase upon a downgrade in the long-term senior unsecured credit ratings of Carnival Corporation or Carnival plc.

(c)	In 2015, we repaid $225 million outstanding under a floating rate export credit facility prior to its maturity through 2025 (see (e) below).

(d)
In 2015, we borrowed $472 million under a euro-denominated, floating rate export credit facility, the proceeds of which were used to pay for a portion of P&O Cruises (UK)'s Britannia purchase price. This debt is due in semi-annual installments through February 2027.

(e)
In 2015, we borrowed $225 million under a euro-denominated, floating rate bank loan, which is due in October 2018. We used the net proceeds of this loan to prepay an equivalent amount outstanding under a floating rate export credit facility prior to its maturity.

(f)
In 2015, we issued $753 million and $591 million of euro-denominated, publicly-traded notes, which bear interest at 1.125% and 1.875% and are due in November 2019 and November 2022, respectively. We are using the net proceeds for general corporate purposes.

(g)	The interest rate associated with our floating rate short-term borrowings represents an aggregate weighted-average interest rate.

At November 30, 2015, the scheduled annual maturities of our debt were as follows (in millions):

	Fiscal
	2016	2017	2018	2019	2020	Thereafter	Total
Short-term borrowings	$30						$30
Long-term debt	$1,344	$1,007	$1,477	$1,400	$1,110	$2,419	$8,757
	$1,374	$1,007	$1,477	$1,400	$1,110	$2,419	$8,787

Debt issuance costs are generally amortized to interest expense using the straight-line method, which approximates the effective interest method, over the term of the debt. In addition, all debt issue discounts are amortized to interest expense using the effective interest rate method over the term of the notes.
Committed Ship Financings
We have unsecured euro and U.S. dollar long-term export credit committed ship financings in order to pay for a portion of our ships’ purchase prices. These commitments, if drawn, are repayable semi-annually over 12 years. We have the option to cancel each one at specified dates prior to the underlying ship’s delivery date.
At November 30, 2015, our committed ship financings are as follows:

Cruise Brands and Ships	Fiscal Year Available for Funding	Amount
		(in millions)
North America
Carnival Cruise Line
Carnival Vista (a)	2016	$520
Newbuild (b)	2018	478
Holland America Line
Koningsdam (a)	2016	408
Newbuild (b)	2018	380
Princess
Majestic Princess (b)	2017	478
Seabourn
Seabourn Encore (b)	2016	190
Seabourn Ovation (b)	2018	193
North America Cruise Brands		2,647
EAA
AIDA
AIDAprima	2016	371
Newbuild	2017	360
Newbuild (b)	2018	768
Newbuild (b)	2020	785
Costa
Newbuild (b)	2019	776
Newbuild (b)	2020	785
EAA Cruise Brands		3,845
		$6,492
(a) Euro-denominated.
(b) We have the option to draw in either U.S. dollars or euros.

Revolving Credit Facilities
In April 2015, Carnival Corporation, Carnival plc, and certain of Carnival Corporation and Carnival plc’s subsidiaries exercised their option to extend the termination date of their five-year multi-currency revolving credit facility (the "Facility") of $2.5 billion (comprised of $1.7 billion, €500 million and £150 million) from June 2019 to June 2020, which was approved by each bank. We also have an option to extend this Facility through June 2021 subject to the approval of each bank. The Facility currently bears interest at LIBOR/EURIBOR plus a margin of 40 basis points (“bps”). The margin varies based on changes to Carnival Corporation’s and Carnival plc’s long-term senior unsecured credit ratings. We are required to pay a commitment fee of 35% of the margin per annum on any undrawn portion. We will also incur an additional utilization fee of 10 bps, 20 bps or 40 bps if equal to or less than one-third, more than one-third or more than two-thirds of the Facility, respectively, is drawn on the total amount outstanding.
At November 30, 2015, we have one other undrawn revolving credit facility for $300 million that expires in 2020 and provides us with additional liquidity. At November 30, 2015, $2.8 billion was available under all of our revolving credit facilities.